                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event Reported) December 22, 2005
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                          Del Global Technologies Corp.
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               (Exact Name of Registrant as Specified in Charter)

          New York                  000-03319                  13-1784308
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(State or Other Jurisdiction     (Commission File            (IRS Employer
      of Incorporation)              Number)               Identification No.)

         One Commerce Park, Valhalla, New York                    10595
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        (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code  (914) 686-3650
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On  December  22,  2005,  the  registrant  entered  into a  Stock  Purchase
Agreement with Giuseppe Carmelo  Ammendola,  Emilio Bruschi,  Roberto Daglio and
Luigi Emmanuele,  pursuant to which the registrant  agreed to acquire  1,300,000 shares of Villa Sistemi Medicali  S.p.A.,  representing the 20% of Villa Sistemi
Medicali S.p.A. the registrant does not already own. As consideration  for these
1,300,000  shares of Villa Sistemi  Medicali  S.p.A.,  the registrant  shall pay
Giuseppe Carmelo Ammendola,  Emilio Bruschi,  Roberto Daglio and Luigi Emmanuele
an aggregate of $2,950,000 in cash and issue them an aggregate of 904,762 shares of common stock.  Each of Giuseppe Carmelo  Ammendola,  Emilio Bruschi,  Roberto
Daglio and Luigi Emmanuele is an employee of Villa Sistemi Medicali S.p.A.

     A copy of the Stock  Purchase  Agreement  is filed as EXHIBIT  10.1 to this report and its contents are  incorporated  herein by  reference.  The  foregoing description of the terms and conditions of the Stock Purchase  Agreement is only a summary of some of the  material  provisions  of such  agreement  and does not purport to be complete and does not restate such agreement in its entirety.

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On December 23, 2005, the registrant consummated a Stock Purchase Agreement with  Giuseppe  Carmelo  Ammendola,  Emilio  Bruschi,  Roberto  Daglio and Luigi
Emmanuele,  pursuant to which the registrant  acquired 1,300,000 shares of Villa
Sistemi Medicali  S.p.A.,  representing the 20% of Villa Sistemi Medicali S.p.A.
the registrant did not already own. As consideration  for these 1,300,000 shares
of  Villa  Sistemi  Medicali  S.p.A.,   the  registrant  paid  Giuseppe  Carmelo
Ammendola,  Emilio  Bruschi,  Roberto Daglio and Luigi Emmanuele an aggregate of
$2,950,000  in cash and issued  them an  aggregate  of 904,762  shares of common stock. Each of Giuseppe Carmelo  Ammendola,  Emilio Bruschi,  Roberto Daglio and
Luigi Emmanuele is an employee of Villa Sistemi Medicali S.p.A.

     A copy of the Stock  Purchase  Agreement  is filed as EXHIBIT  10.1 to this report and its contents are  incorporated  herein by  reference.  The  foregoing description of the terms and conditions of the Stock Purchase  Agreement is only a summary of some of the  material  provisions  of such  agreement  and does not purport to be complete and does not restate such agreement in its entirety.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

     On December 23, 2005, the registrant  issued an aggregate of 904,762 shares of its common  stock to Giuseppe  Carmelo  Ammendola,  Emilio  Bruschi,  Roberto
Daglio and Luigi  Emmanuele as partial  consideration  for  1,300,000  shares of
Villa  Sistemi  Medicali  S.p.A.  The  registrant's  shares of common stock were offered and sold in reliance on exemptions from registration pursuant to Section
4(2) under the  Securities  Act of 1933,  as amended,  and Rule 506  promulgated thereunder,  based on the nature of the  investors  and certain  representations made by the investors to the registrant.

ITEM 8.01      OTHER EVENTS.

     On December 27, 2005, the registrant issued a press release  announcing its acquisition of the remaining 20% of the capital stock of Villa Sistemi  Medicali
S.p.A.  that the  registrant  did not already own in exchange for  $2,950,000 in cash and  904,762  shares  of the  registrant's  common  stock.  For  additional information,  reference is made to the press release  attached hereto as EXHIBIT
99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESSES  ACQUIRED.  The registrant will file the financial statements required by this item in regards to the matters in Item
2.01 of this Form 8-K not later than 71 calendar days after this initial  report on Form 8-K is required to be filed.

     (b) PRO FORMA FINANCIAL INFORMATION. The registrant will file the pro forma financial information statements required by this item in regards to the matters in Item 2.01 of this Form 8-K not later than 71 calendar days after this initial report on Form 8-K is required to be filed.

     (d) EXHIBITS.

         10.1    Stock Purchase Agreement,  made and entered into as of December
                 22, 2005,  by and among,  Del Global  Technologies  Corp.,  Mr.
                 Giuseppe Carmelo Ammendola,  Emilio Bruschi, Mr. Roberto Daglio
                 and Mr. Luigi Emmanuele

         99.1    Press Release dated December 27, 2005

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                               DEL GLOBAL TECHNOLOGIES CORP.
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                                                         (Registrant)

Date: December 28, 2005                  By:    /s/ Mark A. Koch
                                             ---------------------------------
                                             Name:  Mark A. Koch
                                             Title: Principal Accounting Officer
                                                    and Treasurer